Exhibit 32.1

AMERICAN CLEAN RESOURCES GROUP, INC.

(F/K/A STANDARD METALS PROCESSING, INC.)

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of American Clean Resources Group, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ J. Bryan Read
J. Bryan Read
Chief Executive Officer
(Principal Executive Officer)
Date: August 12, 2022